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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 17, 2003

                            Scottish Re Group Limited
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

               001-16855                                          N/A
        (Commission File Number)                          (I.R.S. Employer
                                                          Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

                     P.O. Box HM 2939
        Crown House, Third Floor, 4 Par-la-Ville Road                 N/A
                  Hamilton HM 08, Bermuda                          (Zip Code)
          (Address of Principal Executive Offices)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits

        The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-104545) of Scottish Re Group Limited (the "Company"), filed with the Securities and Exchange Commission on April 15, 2003.

         (c) Exhibits


1.1 Underwriting Agreement, dated as of December 11, 2003, by and among the Company and the Underwriters listed on Schedule I thereto (Hybrid Capital Units).

4.1 Purchase Contract Agreement, dated December 17, 2003, by and among the Company and JPMorgan Chase Bank, as purchase contract agent and collateral agent.

4.2 Pledge Agreement, dated as of December 17, 2003, by and among the Company and JPMorgan Chase Bank, as collateral agent and custodial Agent, purchase contract agent, and securities intermediary.

4.3 Remarketing Agreement, dated as of December 17, 2003, by and among the Company and Bear, Stearns & Co. Inc., as remarketing agent.

4.4      Certificate of Designations of Convertible Preferred Shares of the
         Company.

5.1      Opinion of Maples and Calder.

5.2      Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                             By: /s/ Paul Goldean
                                 ------------------------------------------
                                  Paul Goldean
                                  Senior Vice President and General Counsel



Dated:  December 17, 2003



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                                INDEX TO EXHIBITS

Number   Description

1.1 Underwriting Agreement, dated as of December 11, 2003, by and among the Company and the Underwriters listed on Schedule I thereto (Hybrid Capital Units).

4.1 Purchase Contract Agreement, dated December 17, 2003, by and among the Company and JPMorgan Chase Bank, as purchase contract agent and collateral agent.

4.2 Pledge Agreement, dated as of December 17, 2003, by and among the Company and JPMorgan Chase Bank, as collateral agent and custodial Agent, purchase contract agent, and securities intermediary.

4.3 Remarketing Agreement, dated as of December 17, 2003, by and among the Company and Bear, Stearns & Co. Inc., as remarketing agent.

4.4      Certificate of Designations of Convertible Preferred Shares of the
         Company.

5.1      Opinion of Maples and Calder.

5.2      Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.